Exhibit 10.6.1

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 23

Between

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

And

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Master Trustee

dated effective as of June 8, 2010

Supplemental to

Master First Mortgage Indenture,

Deed of Trust and Security Agreement

Amended, Restated and Effective as of December 15, 1999,

as further supplemented to date

In connection with

Series 2010A Secured Obligations

THIS INSTRUMENT GRANTS A SECURITY INTEREST IN A TRANSMITTING UTILITY. THE ADDRESSES AND THE SIGNATURES OF THE PARTIES TO THIS INSTRUMENT ARE STATED ON THE SIGNATURE PAGES. THE TYPES OF PROPERTY COVERED BY THIS INSTRUMENT ARE DESCRIBED IN SECTIONS 1.01 AND 1.02 OF THIS INSTRUMENT. THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY CLAUSE. PROCEEDS AND PRODUCTS OF COLLATERAL ARE COVERED BY THIS INSTRUMENT. FUTURE ADVANCES AND FUTURE OBLIGATIONS ARE SECURED BY THIS INSTRUMENT. THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $5,000,000,000 AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO OTHER CREDITORS UNDER SUBSEQUENTLY FILED AND RECORDED MORTGAGES OR LIENS.

TAXPAYER IDENTIFICATION NUMBER 84-0464189

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Attachment 1	Form of First Mortgage Bonds due June 15, 2040

Exhibit A-22	Certain Additional Real Property

Exhibit E-20	Description of Series 2010A Secured Obligations

Exhibit H-22

Recording Data of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-first Supplemental Indenture, and the Twenty-second Supplemental Indenture for the purpose of providing access to the full and complete descriptions of all property encumbered thereby (less any property released of record), and in the case of filings in Kansas, Nebraska, and Wyoming, full descriptions of property encumbered in Kansas, Nebraska, and Wyoming.

iii

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 23

THIS SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 23, dated and effective as of June 8, 2010 (this “Twenty-third Supplemental Indenture”), is between WELLS FARGO BANK, NATIONAL ASSOCIATION, (as successor through consolidation to Wells Fargo Bank West, National Association), a national banking association having a corporate trust office in Denver, Colorado (the “Trustee”), and TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation organized and existing under the laws of the State of Colorado (the “Company”).

RECITALS

WHEREAS, the Company entered into the Master First Mortgage Indenture, Deed of Trust and Security Agreement, between the Company and the Trustee, amended, restated, and effective as of December 15, 1999 as amended and supplemented by Supplemental Master Mortgage Indenture No. 1, dated as of June 30, 2000 (the “First Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 2, dated effective as of July 1, 2000 (the “Second Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 3, dated effective as of December 19, 2000 (the “Third Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 4, dated as of May 15, 2001 (the “Fourth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 5, dated effective as of November 13, 2001 (the “Fifth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 6, dated effective as of April 22, 2002 (the “Sixth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 7, dated effective as of October 24, 2002 (the “Seventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 8, dated effective as of December 27, 2002 (the “Eighth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 9, dated effective as of July 31, 2003 (the “Ninth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 10, dated effective as of March 30, 2004 (the “Tenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 11, dated effective as of September 16, 2004 (the “Eleventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 12, dated effective as of July 12, 2005 (the “Twelfth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 13, dated effective as of September 27, 2005 (the “Thirteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 14, dated effective as of June 8, 2006 (the “Fourteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 15, dated effective as of December 7, 2006 (the “Fifteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 16, dated effective as of May 4, 2007 (“Sixteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 17, dated effective as of February 4, 2009 (“Seventeenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 18, dated effective as of April 8, 2009 (“Eighteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 19, dated effective as of July 30, 2009 (“Nineteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 20, dated effective as of July 30, 2009 (“Twentieth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 21, dated effective as of October 8, 2009 (“Twenty-first Supplemental Indenture”), and Supplemental Master Mortgage Indenture No. 22, dated effective as of January 5, 2010 (“Twenty-second Supplemental Indenture”) (collectively, the “Original Indenture”), for the purpose of providing for the issuance and securing of its senior secured debt thereunder; and

WHEREAS, pursuant to Sections 2.09, 4.02 and 9.01(c) of the Original Indenture and the Purchase Agreement dated as of June 3, 2010 (the “Bond Purchase Agreement”) between the Company and Credit Suisse Securities (USA) LLC as representative of the several purchasers as specified therein (the “Initial Purchaser”), the Company has issued and sold a Series of First Mortgage Bonds consisting of a Series of 6.000% First Mortgage Bonds due June 15, 2040, in the initial aggregate principal amount of $400,000,000 (as more particularly described in this Twenty-third Supplemental Indenture and in Exhibit E-20 and Attachment 1, and together with any substitute bonds issued in exchange therefor pursuant to the Original Indenture and this Twenty-third Supplemental Indenture, the “Secured Bonds”) which are issued for the purpose of financing capital expenditures, the repayment of certain Company indebtedness, and for other corporate purposes, to be known as the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A (the “Series 2010A Secured Obligations”) and to further supplement the Original Indenture by this Twenty-third Supplemental Indenture in order to authorize the Series 2010A Secured Obligations; and

WHEREAS, as permitted by Sections 2.02 and 2.12 of the Original Indenture, the Company has requested the Trustee to authenticate the Secured Bonds as the Series 2010A Secured Obligations and to deliver them to the Initial Purchaser pursuant to the Bond Purchase Agreement, and such Series 2010A Secured Obligations pursuant to Section 2.04 of the Original Indenture shall be entitled to the lien of the Indenture on a parity with all other Secured Obligations Outstanding under the Indenture; and

WHEREAS, the Original Indenture has been filed of record in the official public records as described more particularly on Exhibit H-22 hereto; and

WHEREAS, in addition to the property described in the Original Indenture, the Company has acquired certain other property, rights and interests in property; and

WHEREAS, all acts and things necessary to make this Twenty-third Supplemental Indenture the valid, legal, and binding obligation of the Company and to make the Series 2010A Secured Obligations issued pursuant to this Twenty-third Supplemental Indenture when executed by the Company and authenticated and delivered by the Trustee and issued hereunder the valid binding and legal obligations of the Company and to constitute these presents, together with the Original Indenture, a valid indenture and agreement according to its terms, having been done and performed, and the execution of this Twenty-third Supplemental Indenture having in all respects been duly authorized, the Original Indenture as amended by this Twenty-third Supplemental Indenture (as so amended, the “Indenture”) shall be amended and supplemented as follows:

ARTICLE I - TRUST ESTATE

Section 1.01                Confirmation of Granting Clause.

The Company hereby confirms and ratifies each of the Granting Clauses contained in the Original Indenture in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Series 2010A Secured Obligations.

Section 1.02                Supplemental Grant.

Pursuant to GRANTING CLAUSE THIRD of the Original Indenture and in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Series 2010A Secured Obligations, and the performance of the covenants therein and in the Indenture contained, and to declare the terms and conditions on which the Series 2010A Secured Obligations are secured, and in consideration of the premises and of the acceptance of the Series 2010A Secured Obligations, by the Holders thereof, the Company by these presents does grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, to be held in trust, together with the Trust Estate described in the Original Indenture, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excluded Property and any Excepted Property (each as defined in the Indenture) hereinafter expressly excepted from the lien hereof, or any property which has been disposed of pursuant to the terms of the Indenture, and including, without limitation, all and singular the following:

All right, title and interest of the Company in and to the real property more particularly described in Exhibit A-22 attached hereto, which identifies the real property acquired by the Company and not previously described in the Original Indenture; and

A security interest in the Equipment, Contract Rights, General Intangibles and Proceeds (each as defined in the Original Indenture) of the personal property acquired by the Company since the recording of the Twenty-second Supplemental Indenture; and in any funds, rights, rents, revenues and accounts receivable and general intangibles (including choses in action and judgments) arising under any contract subject to the lien of the Indenture all as described in GRANTING CLAUSE SECOND of the Indenture, acquired by the Company since the recording of the Twenty-second Supplemental Indenture.

ARTICLE II — DEFINITIONS AND OTHER PROVISIONS OF GENERAL

APPLICATION

Section 2.01                Definitions of Words and Terms.

Words and terms used in this Twenty-third Supplemental Indenture and not otherwise defined herein shall, except as otherwise stated, have the meanings assigned to them in the Original Indenture.

The following definitions shall be added to Section 1.01 of the Indenture in alphabetical order:

“Series 2010A Secured Obligations” shall mean the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A, designated on Exhibit E-20, authorized by the Original Indenture as amended and supplemented by this Twenty-third Supplemental Indenture.

“Twenty-third Supplemental Indenture” shall mean this Supplemental Master Mortgage Indenture No. 23, between the Company and the Trustee, dated effective as of June 8, 2010.

Section 2.02                Conflicts with Supplemental Indentures.

Supplemental Indentures may contain covenants which are different than the covenants of the Company contained in this Twenty-third Supplemental Indenture provided that such covenants shall not conflict with the Original Indenture (except as permitted under Article IX of the Original Indenture). Such covenants are intended to be supplemental hereto and the Company shall be obligated to comply with all covenants concerning any matter whether contained in a Supplemental Indenture or this Twenty-third Supplemental Indenture so long as such Supplemental Indenture is in effect.

ARTICLE III — AUTHORIZATION AND TERMS OF THE SERIES 2010A SECURED

OBLIGATIONS

Section 3.01                Authorization of Series 2010A Secured Obligations.

(a)                                 The Company hereby authorizes the authentication of a Series of First Mortgage Bonds consisting of a Series of 6.000% First Mortgage Bonds due June 15, 2040, in the initial aggregate principal amount of $400,000,000; provided that the Company may, without the consent of the Holders of the Secured Bonds, reopen this series and issue additional Secured Bonds under the Indenture in addition to the $400,000,000 of Secured Bonds authorized as of the date hereof. The Secured Bonds due June 15, 2040, shall be in the form attached as Attachment 1 hereto. The Secured Bonds shall constitute, in the aggregate, the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A.

(b)                                 Each Secured Bond issued hereunder shall be executed and delivered on behalf of the Company by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Secured Bond, and be in minimum denominations of not less than $1,000 and integral multiples of $1,000 in excess thereof. Any Secured Bond may be signed by a Person who, at the actual date of the execution of such Secured Bond, is an authorized signatory of the Company although at the nominal date of such Secured Bond such Person may not have been an authorized signatory of the Company.

(c)                                  On the Closing Date (as defined in the Bond Purchase Agreement), the Secured Bonds consisting of 6.000% First Mortgage Bonds due June 15, 2040, in the aggregate principal amount of $400,000,000, shall be initially represented by one or more Secured Bonds in global form (the “Global Bonds”). The Company hereby designates Cede & Co., as nominee of The Depository Trust Company, New York, New York, the Securities Depository, as registered holder pursuant to Section 2.09 of the Original Indenture (the “Note Holder”), and the Global Bonds shall be dated the Closing Date. The Trustee shall execute a certificate of authentication to each such Global Bond which shall indicate that each such Global Bond is a Secured Obligation hereunder. The Global Bonds will be deposited with the Trustee, as custodian for the Note Holder. Unless and until it is exchanged in whole or in part for Secured Bonds in definitive form, the Global Bonds may not be transferred except as a whole by the Securities Depository to a nominee of the Securities Depository or by a nominee of the Securities Depository to the Securities Depository or another nominee of the Securities Depository or by the Securities Depository or any such nominee to a successor Securities Depository for the Global Bonds or a nominee of such successor Securities Depository. The Securities Depository may surrender the Global Bonds in exchange in whole or in part for Secured Bonds in certificated form in the limited circumstances described herein and on such terms as are acceptable to the Company and the Securities Depository.

If at any time the Securities Depository for the Global Bonds notifies the Company that it is unwilling or unable to continue as Securities Depository for such Global Bonds or if at any time the Securities Depository for the Global Bonds shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Securities Depository with respect to such Global Bonds. If a successor Securities Depository for such Global Bonds is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Secured Bonds shall no longer be represented by Global Bonds and, subject to Section 2.05 of the Original Indenture, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Secured Bonds in exchange for such Global Bonds, will authenticate and deliver individual Secured Bonds of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Bonds in exchange for such Global Bonds.

Subject to the procedures of the Securities Depository, the Company may at any time and in its sole discretion determine that the Secured Bonds issued or issuable in the form of one or more Global Bonds shall no longer be represented by such Global Bond or Secured Bonds. In such event, subject to Section 2.05 and 2.09 of the Original Indenture and to such procedures, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Secured Bonds in exchange in whole or in part for such Global Bonds, will authenticate and deliver individual Secured Bonds of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Bonds in exchange for such Global Bonds.

In any exchange provided for in Section 2.05, the Company will execute and the Trustee will authenticate and deliver individual Secured Bonds in definitive registered form in authorized denominations. Upon the exchange of Global Bonds in definitive form for individual Secured Bonds, such Global Bonds shall be canceled by the Trustee. Secured Bonds in definitive form issued in exchange for Global Bonds pursuant to this Section 3.01 shall be registered in such names and in such authorized denominations as the Securities Depository for such Global Bonds, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Secured Bonds in definitive form to the Persons in whose names such Secured Bonds in definitive form are so registered.

Neither the Company, the Trustee nor any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(d)                                 The Series 2010A Secured Obligations are being issued for the purpose of financing capital expenditures, the repayment of certain Company indebtedness, and for other corporate purposes.

(e)                                  The Secured Bonds will bear interest payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2010, at the rates as set forth in the form of the Secured Bonds attached hereto as Attachment 1. If any date for the payment of interest, principal or premium, if any falls on a day which is not a Business Day, all payments to be made on such day shall be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delay in payment.

(f)                                   No Secured Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Secured Bond or on an allonge thereto a certificate of authentication substantially in the form provided for herein executed by the Trustee or an authenticating agent by manual signature, and such certificate upon any Secured Bond shall be conclusive evidence, and the only evidence, that such Secured Bonds have been duly authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

The Trustee’s certificate of authentication for Series 2010A Secured Obligations shall be as set forth below:

Certificate of Authentication for Series 2010A Secured Obligations

(1)                                 This instrument is a Secured Obligation under the terms of that certain Master First Mortgage Indenture, Deed of Trust and Security Agreement, as amended, restated and dated effective as of December 15, 1999, as amended (the ‘Master Indenture”) and is secured thereunder on a parity with other Secured Obligations.

(2)                                 In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, AS TRUSTEE

By:
Authorized Signatory

(g)                                  Pursuant to Section 2.02(b) of the Original Indenture, attached as Attachment 1-A is the form of the Secured Bond due June 15, 2040. Also attached is Exhibit E-20, a description of the principal amount, maturity date, interest rate, and other terms of the Series 2010A Secured Obligations.

Section 3.02                Persons Deemed Holder.

Subject to the terms of Section 1.02(g) and (h) of the Original Indenture, the Trustee shall look to the Secured Obligation Register to conclusively determine the owner or Holder of such Series 2010A Secured Obligations for all purposes of the Indenture.

Section 3.03                Additional Secured Obligations to be Equally Secured.

Any series of Secured Obligations which may be authorized and issued pursuant to Article II of the Original Indenture shall be entitled to be secured under this Indenture equally and ratably with Secured Obligations theretofore issued and then Outstanding with no priority of any series of Secured Obligations over any other series of Secured Obligations (subject to subparagraph (b)(xi) of Section 2.02 of the Original Indenture).

Section 3.04                Registration, Transfer and Exchange.

The Series 2010A Secured Obligations shall be registered, exchanged, and replaced pursuant to Sections 2.05 and 2.06 of the Original Indenture. The Company may change the place of registration of transfer and exchange of the Series 2010A Secured Obligations, and may designate one or more additional places for such registration and exchange, all at its discretion.

Section 3.05                Payments on the Series 2010A Secured Obligations.

Payment on the Series 2010A Secured Obligations shall be made to the Paying Agent in the manner and in accordance with the Series 2010A Secured Obligations and this Twenty-third Supplemental Indenture. The Company hereby appoints, and Wells Fargo Bank, National Association hereby accepts its appointment to serve as the Paying Agent for the Series 2010A Secured Obligations, and the Place of Payment of the Series 2010A Secured Obligations shall be at the offices of the Paying Agent in Minneapolis, Minnesota. The Company may remove the Paying Agent in accordance with Section 7.09 of the Original Indenture, which shall apply mutatis mutandis to the Paying Agent.

Section 3.06                Redemption and Prepayment.

The Series 2010A Secured Obligations shall be redeemable or prepayable in accordance with the terms of the Secured Bonds attached hereto as Attachment 1.

ARTICLE IV — SUPPLEMENTS TO CERTAIN EXHIBITS

Section 4.01                Supplements to Exhibits to Original Indenture.

Exhibits A and E attached to the Original Indenture, as previously supplemented, are hereby supplemented by Exhibits A-22 and E-20 attached hereto. Exhibit H-22 is hereby incorporated into the Indenture as attached hereto. All Exhibits and the Attachment including the form of the Secured Bonds of this Twenty-third Supplemental Indenture are incorporated herein by reference.

ARTICLE V — REPRESENTATIONS AND WARRANTIES

Section 5.01                Representations and Warranties.

The Company represents and warrants that (a) it is duly authorized under the laws of the State of Colorado and all other applicable provisions of law to execute this Twenty-third Supplemental Indenture and to issue the Series 2010A Secured Obligations, (b) all corporate action on the part of the Company required by its organizational documents and the Original Indenture to establish this Twenty-third Supplemental Indenture and the Series 2010A Secured Obligations as a binding and enforceable obligation of the Company has been duly and effectively taken, and (c) all requirements of the Original Indenture, including but not limited to the requirements of Sections 2.02, 2.12, and 4.02, for the issuance and authentication of the Series 2010A Secured Obligations have been satisfied.

Section 5.02                Covenants under the Original Indenture.

The Company confirms, covenants and agrees that so long as any Series 2010A Secured Obligations remain Outstanding, it will deliver to the Trustee all reports, opinions and other documents required by the Original Indenture to be submitted to the Trustee at the time said reports, opinions or other documents are required to be submitted to the Trustee, and that it will faithfully perform or cause to be performed at all times any and all covenants, agreements and undertakings required on the part of the Company contained in the Indenture and the Series 2010A Secured Obligations. The Company further confirms its covenants and agrees with its undertakings in the Original Indenture.

Section 5.03                Covenant to Provide Reports under Rule 144A(d)(4)

So long as any of the Secured Bonds are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”), unless at the time the Company is subject to and in compliance with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall provide to any Holder of, or beneficial holder of an interest in, a Secured Bond or any prospective purchaser of a Secured Bond designated by a Holder of, or beneficial holder of an interest in, a Secured Bond, upon the request of such Holder, beneficial holder or prospective purchaser, the information described in Rule 144A(d)(4) under the Securities Act.

Section 5.04                Covenant to Provide Financial and Business Information

The Company shall deliver to the Trustee:

(a)                                 Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i)                                     a balance sheet of the Company and its consolidated subsidiaries as at the end of such quarter, and

(ii)                                  statements of income and changes in cash flows of the Company and its consolidated subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applicable to quarterly financial statements generally, and certified by the chief financial officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, as well as a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which shall provide such information as the Company believes is necessary to understand its financial condition, changes in financial condition, and results of operations; provided, that, the Trustee shall furnish to any Holder of, or beneficial holder of an interest in, a Secured Bond, or a prospective purchaser of a Secured Bond designated by a Holder of, or beneficial Holder of an interest in, a Secured Bond copies of any reports filed with it by the Company pursuant to the provisions of this Section 5.04(a) promptly upon written request.

(b)                                 Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of:

(i)                                     a balance sheet of the Company and its consolidated subsidiaries, as at the end of such year, and

(ii)                                  statements of income and changes in cash flows of the Company and its consolidated subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles, as well as a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which shall provide such information as the Company believes is necessary to understand its financial condition, changes in financial condition, and results of operations, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with generally accepted accounting principles, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided, that, timely delivery to the Trustee of the statements required under Section 4.18 of the Original Indenture shall be deemed to satisfy the requirements of this Section 5.04(b); and provided further, that, the Trustee shall furnish to any Holder of, or beneficial holder of an interest in, a Secured Bond, or a prospective purchaser of a Secured Bond designated by a Holder of, or beneficial Holder of an interest in, a Secured Bond copies of any reports filed with it by the Company pursuant to the provisions of this Section 5.04(b), promptly upon written request.

ARTICLE VI — MISCELLANEOUS PROVISIONS

Section 6.01                Ratification of Indenture.

The Original Indenture as amended and supplemented by this Twenty-third Supplemental Indenture is in all respects ratified and confirmed, except as to any liens created by the Original Indenture which have been heretofore released of record, and the Original Indenture as so amended and supplemented shall be read, taken and construed as one and the same instrument. Except as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Original Indenture shall be deemed to be incorporated in, and made a part of, this Twenty-third Supplemental Indenture. All references to “this Indenture” or to “the Indenture” or to “hereunder” in the Indenture shall be to the Original Indenture, as amended and supplemented by this Twenty-third Supplemental Indenture, and as otherwise amended and supplemented from time to time. Except as amended and supplemented by this Twenty-third Supplemental Indenture, and except as to any liens created by the Original Indenture which have heretofore been released of record, the Original Indenture remains in full force and effect and is hereby ratified in full by the parties hereto.

Section 6.02                Benefits of Indenture.

Nothing in this Twenty-third Supplemental Indenture is intended to give any Person, other than the parties hereto and the Holders of Outstanding Secured Obligations, any benefit or any legal or equitable right, remedy or claim under this Twenty-third Supplemental Indenture.

Section 6.03                Provisions of the Indenture to Control.

The provisions of Article VII of the Indenture shall control the terms under which the Trustee shall serve under this Twenty-third Supplemental Indenture.

Section 6.04                Binding Effect.

All the covenants, stipulations, promises and agreements in this Twenty-third Supplemental Indenture by or on behalf of the Company shall inure to the benefit of the parties hereto and the Holders, and shall bind their respective successors and assigns, whether so expressed or not.

Section 6.05                Severability Clause.

In case any provision in this Twenty-third Supplemental Indenture or in any Secured Obligations shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.06                Execution in Counterparts.

This Twenty-third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; and all of which shall together constitute but one and the same instrument.

Section 6.07                Governing Law.

This Twenty-third Supplemental Indenture shall be construed and the rights and obligations of the parties hereunder enforced in accordance with and governed by the laws of the State of Colorado and applicable federal law, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable; (b) to the extent that perfection, priority and enforcement and the effect of perfection, priority and enforcement of the lien of this Twentythird Supplemental Indenture, notice and enforcement of remedies may be governed by the laws of any state other than the State of Colorado as provided by law (including but not limited to the applicable laws of the States); (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located.

Section 6.08                Effect of Headings and Table of Contents.

The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.09                Successors and Assigns.

All covenants and agreements in this Twenty-third Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.10                Entire Agreement.

This Twenty-third Supplemental Indenture embodies the entire Agreement among the parties hereto with respect to the subject matters hereof.

Section 6.11                Acceptance of Trust.

The Trustee hereby acknowledges and accepts the trusts granted hereby.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-third Supplemental Indenture to be duly executed by the persons thereunto duly authorized, as of the date and year first above written.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., as the Company

			By	/s/ Rick L. Gordon
[SEAL]				Rick L. Gordon
Chairman and President
Tri-State Generation and Transmission Association, Inc.
1100 W. 116th Avenue
Westminster, Colorado 80234
ATTEST:

By:	/s/ Wayne L. Child
Assistant Secretary

STATE OF COLORADO	)
	)	ss.
COUNTY OF BROOMFIELD	)

The foregoing instrument was acknowledged before me this 3rd day of June, 2010, by Rick L. Gordon, Chairman and President of Tri-State Generation and Transmission Association, Inc.

Witness my hand and official seal.

/s/ Jennifer E Lathrop
Notary Public
(Notary Seal)
My commission expires: May 23, 2013

Signature page for Supplemental Master Mortgage Indenture No. 23

S-1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

			By:	/s/ Gretchen L. Middents
Gretchen L. Middents
[SEAL]				Vice President, Corporate, Municipal & Escrow Services
Wells Fargo Bank, National Association
1740 Broadway
MAC C7300-107
Denver, CO 80274-0002

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)

The foregoing instrument was acknowledged before me this 4th day of June, 2010, by Gretchen L. Middents, Vice President of Wells Fargo Bank, National Association.

Witness my hand and official seal.

/s/ Jennifer E. Lathrop
Notary Public
(Notary Seal)
My commission expires: June 23, 2013

Signature page for Supplemental Master Mortgage Indenture No. 23

S-2

ATTACHMENT 1

[Form of First Mortgage Bond]

THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS BOND MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS BOND AGREES FOR THE BENEFIT OF TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. (THE “COMPANY”) THAT (A) THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IF THE COMPANY SO REQUESTS) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” or the “Depositary”), to the issuer or its agent for registration of transfer, exchange or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Bonds in definitive registered form, this Bond may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

6.000% FIRST MORTGAGE BONDS, DUE JUNE 15, 2040

$[ ]	June 8, 2010
No. [ ]	CUSIP 89566E AD0

FOR VALUE RECEIVED, TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation duly organized under the law of the State of Colorado (the “Company”), hereby promises to pay to CEDE & CO., or registered assigns, at the principal corporate trust office of the Trustee, in Minneapolis, Minnesota, the principal sum of [DOLLAR AMOUNT] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of this Bond), in lawful money of the United States of America and in immediately available funds, on June 15, 2040, and to pay interest, in like money and funds (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Bond for the period commencing on the date hereof until this Bond shall be paid in full, at a rate equal to six percent (6.000%) per annum, payable semiannually on June 15 and December 15 of each year, commencing December 15, 2010 (each an “Interest Payment Date”) to the person in whose name the Bond is registered at the close of business on the regular record date for such interest, which shall be June 1 or December 1, respectively (each a “Regular Record Date”) (whether or not a Business Day), as the case may be, immediately preceding each such interest payment date, and at final maturity .

This Bond is one of an authorized series of Bonds referred to as 6.000% First Mortgage Bonds, due June 15, 2040, (together, the “Bonds”), in the initial aggregate principal amount of $400,000,000, issued pursuant to and subject to the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by twenty-two supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 23, effective as of June 8, 2010, as may be amended (the “Twenty-third Supplement”) (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”). Terms used but not defined in this Bond have the respective meanings assigned to them in the Master Indenture.

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REVERSE OF 6.000% FIRST MORTGAGE BONDS DUE JUNE 15, 2040

This Bond is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company, of the series hereinafter specified, all issued or to be issued pursuant to and subject to the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by twenty-two supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 23, effective as of June 8, 2010, as may be amended (the “Twenty-third Supplement”) (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”).

This Bond may be redeemed in accordance with the procedures set forth in the Master Indenture on not less than 30 nor more than 60 days’ notice given as provided in the Master Indenture, as a whole or in part, at any time at the option of the Company, at the “Make-Whole Price” equal to the greater of (i) 100% of the principal amount of the Bonds being redeemed and (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date; provided, however, that installments of interest on the bonds that are due and payable on an interest payment date falling on or prior to the relevant redemption date will be payable to the Holders of such Bonds registered as such at the close of business on the Special Record Date established by the Trustee pursuant to Section 1.02 of the Master Indenture.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.30%.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity comparable to the remaining term of such Bonds.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities,” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury

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Dealer Quotations for such redemption date (provided that, if there are at least four Reference Treasury Dealers, the average of the Reference Treasury Dealer Quotations shall be calculated after excluding the highest and lowest such Reference Treasury Dealer Quotations), or (B) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means Credit Suisse Securities (USA) LLC and its respective successors; provided, however, that if the foregoing is not a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will appoint another Primary Treasury Dealer as a substitute.

“Reference Treasury Dealer Quotations’” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day next preceding such redemption date.

If less than all the Bonds are to be redeemed, the Trustee will select the Bonds to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Bonds in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. So long as Cede & Co., as nominee for DTC, is the sole registered Holder of the Bonds, partial redemptions will be administered in accordance with DTC procedures, which may require such partial redemptions to be determined by lot. In the event of a partial redemption of the Bonds, the Company will issue new Bonds for the unredeemed portion in the name of each Holder of the partially redeemed Bonds.

The Company will send each Holder of Bonds to be redeemed notice of the redemption pursuant to Section 1.04 and 10.04 of the Master Indenture not less than 30 nor more than 60 days prior to the redemption date.

Unless the Company defaults in payment of the redemption price and accrued interest, if any, the portion of Bonds called for redemption will no longer accrue interest on and after the redemption date.

The Master Indenture contains provisions for defeasance of the entire indebtedness of the Bonds of this series upon compliance by the Company with certain conditions set forth in the Master Indenture.

If an Event of Default with respect to the Bonds of this series shall occur and be continuing, the unpaid principal of the Bonds of this series may be declared due and payable in the manner and with the effect provided in the Master Indenture. The Master Indenture also provides that no transfer of this Bond may be made by a Holder of this Bond unless such Holder either endorses hereon the amount of principal paid hereon and the last day to which interest has

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been paid, or surrenders this Bond to the Company in exchange for a new Bond pursuant to Section 2.05 of the Master Indenture.

The Master Indenture permits, with certain exceptions as therein provided, the amendment thereof and modification of the rights and obligations of the Company and the rights of the Holders of Secured Obligations, including the Bonds, under the Master Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Secured Obligations at the time Outstanding. The Master Indenture also permits the Holders of not less than a majority in aggregate principal of the Outstanding Secured Obligations to, under certain circumstances, waive, on behalf of the Holders of all Secured Obligations, compliance by the Company with certain provisions of the Master Indenture and certain past defaults under the Master Indenture and their consequences.

As provided in the Master Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Secured Obligation Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Bond is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Secured Obligation Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more Bonds of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Bond is a Secured Obligation under the terms of the Master Indenture and is secured thereunder on a parity with other Secured Obligations. In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations in the manner specified in the Master Indenture.

The Bonds of this series are not subject to any sinking fund.

The Bonds are entitled to the benefit of the lien under the Master Indenture.

Each Holder, by accepting a Bond, agrees to be bound by all the terms and provisions of the Master Indenture, as the same may be amended from time to time in accordance with its terms.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent under the Master Indenture by manual signature, this Bond shall not be entitled to any benefit under the Master Indenture or be valid or obligatory for any purpose.

This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT A-22

to the Supplemental Master Mortgage Indenture No. 23

A foil copy of the Twenty-third Supplemental Indenture with the full Exhibit A-22 relevant to each individual state is being filed of record with the Secretary of State of each of the States of Arizona, Colorado, Kansas, Nebraska, New Mexico and Wyoming. Counterparts of this Twenty-third Supplemental Indenture that are being filed in counties in Arizona, Colorado, Kansas, Nebraska and Wyoming contain an Exhibit A-22 which identifies the fee owned property acquired by the Company and not previously described in the Original Indenture in that particular county and those easements acquired by the Company and not previously described in the Original Indenture in that particular county. In New Mexico, a notice of the recordings filed in the public utility filings of the New Mexico Secretary of State is filed in each appropriate New Mexico county.

EXHIBIT E-20

Description of the Secured Obligations Under This Indenture

On the Date of Execution and Delivery of this Indenture

Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations Series 2010A

Secured Obligation (Bond Purchase Agreement)

Note No.	Issue Date	Stated Principal Amount	Interest Rate(s)	Stated Maturity Date

First Mortgage Bonds	6/8/2010	$400,000,000	6.00%	6/15/2040

E - 21

EXHIBIT H-22

Recording Data of the Original Indenture,

The First Supplemental Indenture,

the Second Supplemental Indenture,

the Third Supplemental Indenture,

the Fourth Supplemental Indenture,

the Fifth Supplemental Indenture,

the Sixth Supplemental Indenture,

the Seventh Supplemental Indenture,

the Eighth Supplemental Indenture,

the Ninth Supplemental Indenture,

the Tenth Supplemental Indenture,

the Eleventh Supplemental Indenture,

the Twelfth Supplemental Indenture,

the Thirteenth Supplemental Indenture,

the Fourteenth Supplemental Indenture,

the Fifteenth Supplemental Indenture,

the Sixteenth Supplemental Indenture,

the Seventeenth Supplemental Indenture,

the Eighteenth Supplemental Indenture,

the Nineteenth Supplemental Indenture,

the Twentieth Supplemental Indenture,

the Twenty-first Supplemental Indenture,

and the Twenty-second Supplemental Indenture

for the Purpose of Providing

Access to the Full and Complete Descriptions

of All Property Encumbered Thereby

(Less Property Released of Record)

and in the case of filings in Kansas, Nebraska and Wyoming,

Full Descriptions of Property Encumbered

in Kansas, Nebraska and Wyoming.

Exhibit H-22 cover page to Supplemental Master Mortgage Indenture No. 23

EXHIBIT H-22

RECORDING INFORMATION FOR
COUNTY, [STATE]

County	Document	Recording Information	Date of Recording
Original Indenture
Supplement 1
Supplement 2
Supplement 3
Supplement 4
Supplement 5
Supplement 6
Supplement 7
Supplement 8
Supplement 9
Supplement 10
Supplement 11
Supplement 12
Supplement 13
Supplement 14
Supplement 15
Supplement 16
Supplement 17
Supplement 18
Supplement 19
Supplement 20
Supplement 21
Supplement 22